LICENSING / PURCHASE AGREEMENT


                           Dated as of March 15, 2004


                                      Among


                             THE CHELSEA COLLECTION


                                      and


                            GATEWAY DISTRIBUTORS LTD


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    THIS AGREEMENT ("Agreement"), dated as of March 15, 2004 , is by and among
Gateway Distributors Ltd, a Nevada Corporation (the "Purchaser") and The Chelsea
                                                    ------------
                 Collection Inc, a Nevada corporation ("Seller")

                                    RECITALS

     A.  The  "Seller"  has the right to purchase all of the rights, trademarks,
              --------
and formulas of all the Jeunesse products exclusively upon satisfactory completion of all obligations owed to Francois Vautour in agreement dated November 25, 2003.

     B. The parties hereto wish to provide for the terms and conditions upon which the "Purchaser" will acquire the exclusive licensing rights to the Jeunesse products.

     C. The parties hereto wish to make certain representations, warranties, covenants and agreements in connection with the licensing agreement, also to prescribe various conditions to such transaction.

                                    AGREEMENT

     Accordingly, and in consideration of the representations, warranties, covenants, agreements and conditions herein contained, the parties hereto agree as follows:

                                    ARTICLE 1
                                    ---------

                           PURCHASE AND SALE OF ASSETS
                           ---------------------------

1.     Assets  to  be  Purchased.  Upon  satisfaction of all conditions to the
       --------------------------
obligations of the parties contained herein to Francois Vautour as set forth in the Agreement dated Nov. 25, 2003, (other than such conditions as shall have been waived in accordance with the terms hereof), the "Seller" shall sell, transfer, convey, assign and deliver to the Purchaser, and the Purchaser shall purchase from the "Seller", at the closing (as hereinafter defined), all of the
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"Sellers"  rights,  to  the  Jeunesse  products.

     a. Licensing rights of the Jeuness product line included shall be conveyed free and clear of any mortgage, pledge, lien, security interest, encumbrance, claim, easement, right-of-way, tenancy, covenant, encroachment, restriction or change of any kind or nature. (Whether or not of record) This will only be the case once the obligations to Francois Vautour set forth in the Agreement dated November 25, 2003 have been totally satisfied.

2.     Purchase  Price.  The  "Purchaser" shall pay for the "Seller's Assets the
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following  consideration  (the  "Purchase  Price"):
                                -------------------

     a.     Inventory Stream. The "Purchaser" shall bear the burden of all costs
            -----------------     -----------
of  acquiring  inventory  of  products.


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     b.  Revenue  Payment. "Seller" will receive 15% of all revenues, minus cost
         ----------------- --------
of goods, generated by the Jeuness product line. The Chelsea Collection will be the company receiving all payments outlined in the November 25, 2003 agreement minus the individual payments made to Francois Vautour.

          (i) Once the debt owed to Francois Vautour from the agreement dated November 25, 2003 is paid in full, the 15% commissions paid by Gateway
                   --- -------------------------
          to Chelsea Collections shall remain in the Chelsea Collection minus the 7% royalty paid to Vautour.

          (ii) Commission of 7% of sales will continue for Francois Vautour as outlined in the previous agreement dated November 25, 2003.

          (iii) A good faith effort will be made to place The Chelsea Collection into a shell and have it trading publicly once the revenues of the company exceed $50,000 per month consistently for two months.

          (iv) Francois Vautour will act as President / CEO of The Chelsea Collection, Sloan Bailey will act as Vice President of Marketing, and Troy Ternes will act as Vice President of Operations.

          (v) Francois Vautour, along with Rick Bailey and Flo Ternes, will all three each own one third (1/3) of the Company, The Chelsea Collection. All stock ownership by the three parties will be designated as non-dilutable. Francois Vautour will have veto rights on all skin care products and promotion material specifically related to the Jeunesse by Francois product line.

          (vi) This agreement will not in any way jeopardize any terms of the Agreement dated November 25, 2003 between Francois Vautour and The Chelsea Collection

          (vii) In the event Seller or Purchaser sells its rights to the Jeunesse products or the GH-3 PLUS products, to any other entity, or in the event Purchaser sells substantially all of the stock in, or assets of, Purchaser Corporation, Francois Vautour, Rick Bailey and Flo Ternes shall each receive one-third of the total proceeds of said sale, applicable to the Jeunesse products and the GH-3PLUS products, whether the proceeds are received in cash or in the stock of an acquiring company.


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3.  C1osing.  Unless  this  Agreement  shall  have  been  terminated  and  the
    --------
transactions contemplated herein shall have been abandoned, a closing will be held on March 15, 2004 (the "Closing, Date"), provided, however, that if any of
                             -----------------
the conditions provided have not have been satisfiedor waived by such date, then the party to this Agreement which is unable to satisfy such condition or conditions, despite the best efforts of such party, shall be entitled to postpone the Closing by notice to the other parties until such condition or conditions shall have been satisfied (which such notifying party will seek to cause to happen at the earliest practicable date) or waived, but in no event
       --
shall the Closing occur later than the 19th of March, 2004.

4.     Corporate  Organization.  The "Purchaser" is validly existing and in good
       ------------------------      -----------
standing under the laws of the state of Nevada.

5.  Authorization.  The "Seller" has full corporate power and authority to enter
    --------------      --------
into this Agreement and the "Seller" Delivered Documents and to carry out the transactions contemplated herein and therein.

6.  Intellectual  Property  Rights. The "Seller" has the right to purchase under
    -------------------------------     --------
the Nov. 25, 2003 Agreement, the industrial and intellectual property rights, including without limitation the patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, computer programs and other computer software, inventions, know-how, trade secrets, technology, proprietary processes and formulae (collectively, "Intellectual Property Rights"). To the knowledge of the
                        --------------------------------
"Seller" the use of all Intellectual Property Rights necessary or required for the conduct of the businesses of the "Seller" as presently conducted and as proposed to be conducted does not and, to the knowledge of the "Seller" , will
                                                                 --------
not infringe or violate or allegedly infringe or violate the intellectual property rights of any person or entity. The "Seller" does not own or use any
-                                               --------
Intellectual Property Rights pursuant to any written license agreement, except for the Nov. 25, 2003 Agreement with Francois Vautour, and has not granted any person or entity any rights, pursuant to written license agreement or otherwise, to use the Intellectual Property Rights.

7. The Purchaser has been made aware by Francois Vautour "Vautour" of all past and current law suites in reference to the product line and the GH3 therapy and agrees that the Purchaser and its officers will not in the future commence any legal action against "Vautour" pertaining to these issues and/or for any contract or agreements in the past. "Vautour" will extend the same terms to the Purchaser.

8. This Agreement excludes any rights to the GH 3 Therapy which the parties are to negotiate in June of 2004, per the Nov. 25, 2003 Agreement.

9.     Confidentiality.  Each of the parties hereto agrees that it will not use,
       ----------------
or permit the use of, any of the information relating to any other party hereto furnished to it in connection with the transactions contemplated herein ("Information") in a manner or for a purpose detrimental to such other party or
---------------
otherwise  than  in  connection  with  the  transaction,  and


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that  they will not disclose, divulge, provide or make accessible, or permit the
Disclosure of (collectively, "Disclose" or "Disclosure" as the case may be), any
                             ----------    ------------
of the Information to any person or entity, other than their responsible directors, officers, employees, investment advisors, accountants, counsel and other authorized representatives and agents, except as may be required by judicial or administrative process or, in the opinion of such party's regular counsel,  by  other  requirements  of  Law; provided, however, that prior to any
                                            --------- -------
Disclosure of any Information permitted hereunder, the disclosing party shall first obtain the recipients' undertaking to comply with the provisions of this subsection with respect to such information. The term "Information" as used
                                                           -------------
herein shall not include any information relating to a party which the party disclosing such information can show: (i) to have been in its possession prior to its receipt from another party hereto; (ii) to be now or to later become generally available to the public through no fault of the disclosing party;
(iii) to have been available to the public at the time of its receipt by the disclosing party; (iv) to have been received separately by the disclosing party in an unrestricted manner from a person entitled to disclose such information; or (v) to have been developed independently by the disclosing party without regard to any information received in connection with this transaction. Each party hereto also agrees to promptly return to the party from who originally received all original and duplicate copies of written materials containing Information should the transactions contemplated herein not occur. A party hereto shall be deemed to have satisfied its obligations to hold the Information confidential if it exercises the same care as it takes with respect to its own similar information.

10.     Governing Law. This Agreement and the legal relations among the parties
        --------------
hereto shall be governed by and construed in accordance with the internal substantive laws of the State of Nevada (without regard to the laws of conflict that might otherwise apply) as to all matters, including without limitation matters of validity, construction, effect, performance and remedies.

11.     Arbitration.  Any  controversy  or claim arising out of or  relating  to
        ------------
this Agreement, or the making, performance or interpretation thereof, including without limitation alleged fraudulent inducement thereof, shall be settled by binding arbitration in Las Vegas, Nevada by a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon any arbitration award may be entered in any court having jurisdiction thereof and the parties consent to the jurisdiction of the courts of the State, of Nevada for this purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written. This agreement will supercede all previous agreements both written and verbal.


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
"PURCHASER"                                      "SELLER"

GATEWAY  DISTRIBUTORS  LTD               THE CHELSEA COLLECTION, INC.



By____________________________           By_____________________________
Rick  Bailey                                  Francois  Vautour




    President / CEO                           President / CEO

================================================================================



Agreed to as Individuals:




Rick Bailey




Francois Vautour




Flo Ternes


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